                                                  Amendment No. 6

                                        To the A318/A319 Purchase Agreement
                                            Dated as of March 10, 2000

                                                      between

                                                  AVSA, S.A.R.L.

                                                        and

                                              Frontier Airlines, Inc.

This Amendment No. 6 (hereinafter referred to as the “Amendment”) is entered into as of March 8, 2002, between AVSA, S.A.R.L., a société à responsabilité limitée organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the “Seller”), and Frontier Airlines, Inc., a corporation organized and existing under the laws of the State of Colorado, United States of America, having its principal corporate offices located at 7001 Tower Road, Denver, CO 80249-7312 USA (hereinafter referred to as the “Buyer”).

                                                    WITNESSETH

WHEREAS, the Buyer and the Seller entered into an A318/A319 Purchase Agreement, dated as of March 10, 2000, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus Industrie A318-100 and A319-100 aircraft which, together with all Exhibits,
Appendixes and Letter Agreements attached thereto and as amended by Amendment No. 1, dated as of July 17, 2000, Amendment No. 2, dated as of November 6, 2000, Amendment No. 3, dated as of June 18, 2001, Amendment No. 4, dated as of November 30, 2001, and Amendment No. 5, dated as of March 8, 2002, is hereinafter called the “Agreement.”

WHEREAS, the Buyer desires to change the engine selection previously made by the Buyer for installation on the A318 Aircraft due to the unavailability of the A318 Propulsion System originally selected pursuant to the Agreement.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS

Capitalized items used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof” and “hereunder”
and words of similar import refer to this Amendment.

1.       DEFINITIONS

1.1      The definition of A318 Propulsion Systems is deleted and replaced with the following:

         QUOTE

         A318 Propulsion  Systems – the two (2) CFM International CFM 56-5B8/P powerplants installed on an A318 Aircraft at delivery, each composed of the powerplant (as such term is defined in Chapters 70-80 of ATA Specification 100 (Revision 21), but limited to the equipment, components, parts and accessories included in the powerplant, as so defined) that have been sold to the Manufacturer by CFM International.

         UNQUOTE

1.2      The definition of A318 Standard Specification is deleted and replaced with the following:

         QUOTE

         A318 Standard Specification – the A318 standard specification document number
         P.000.01000,  Issue 1.1, dated April 30, 2001, published by the Manufacturer, which includes an MTOW 145,505 pounds, a copy of which is annexed as Exhibit A-1 to this Amendment.

         UNQUOTE

1.3      Exhibit A-1 to the Agreement is deleted and replaced with the attached Exhibit A-1.

2.       CLAUSE 3: PRICE

         Paragraph 3.1.1 (i) is deleted and replaced with the following:

         QUOTE

(i)      the Base Price of the A318 Aircraft as defined in the A318 Standard Specification
         (excluding  Buyer) Furnished Equipment and SCNs), at delivery conditions prevailing in January 1999, which is:

                  US $ *

                  (US dollars – * )

         UNQUOTE

3.       PREDELIVERY PAYMENTS

         On signature of this Amendment, the Buyer will make all Predelivery Payments then due the Seller.

4.       CLAUSE 9: DELIVERY SCHEDULE

         The  delivery  schedule  set forth in Clause  9.1.1 of the  Agreement as amended is hereby deleted and replaced with the following:

         QUOTE

         Firm         A/C ID        Aircraft Type                  Delivery
         Aircraft
         No.

         *

         Option       A/C ID        Aircraft Type                  Delivery
         Aircraft
         No.

         *

UNQUOTE

5.       EFFECT OF THE AMENDMENT

         The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms.  This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

         Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the
         Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

6.       CONFIDENTIALITY

         Without limiting the generality of Paragraph 5 with respect to the applicability to this Amendment of all terms and  conditions of the Agreement, to the extent such terms and conditions are not inconsistent herewith, the parties hereby acknowledge and agree that this Amendment is subject to the confidentiality provisions set forth in Clause 22.5 of the Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or agents on the dates written below.

                                                        AVSA, S.A.R.L.

                                                        By: _________________

                                                        Its: _________________

                                                        Date:  ________________

Frontier Airlines, Inc.

By: __________________

Its: __________________

Date:  ___________________